UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): May 29, 2008

Quanta Capital Holdings Ltd.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-50885

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	N/A (I.R.S. Employer Identification No.)

22 Church Street,
Penthouse
Hamilton HM 11
Bermuda
(Address of Principal Executive Offices, Including Zip Code)

441-294-6350
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 29, 2008, Quanta Capital Holdings Ltd. (the “Company”), entered into an Agreement and Plan of Amalgamation (the “Amalgamation Agreement”), by and among the Company, Catalina Holdings (Bermuda) Ltd. (“Parent”), a Bermuda company, and Catalina Alpha Ltd., a Bermuda company and wholly-owned subsidiary of Parent (“Amalgamation Sub”). Pursuant to the Amalgamation Agreement, and subject to the terms and conditions set forth therein, at the Effective Time (as defined in the Amalgamation Agreement), Amalgamation Sub and the Company will amalgamate (the “Amalgamation”) and continue as a Bermuda exempted company limited by shares (the “Amalgamated Company”) and a wholly-owned subsidiary of Parent. The special committee of the board of directors and the board of directors of the Company have unanimously approved and adopted the Amalgamation Agreement, the Amalgamation and the other transactions contemplated by the Amalgamation Agreement, and recommended adoption of the Amalgamation Agreement, the Amalgamation and the other transactions contemplated by the Amalgamation Agreement by the shareholders of the Company.

Pursuant to the terms of the Amalgamation Agreement and subject to the conditions thereof, at the Effective Time, each common share of the Company issued and outstanding immediately prior to the Effective Time (other than (i) shares owned by Parent, Amalgamation Sub or any other direct or indirect subsidiary of Parent (not held on behalf of, or as security for obligations owed by, third parties), (ii) shares owned by any direct or indirect subsidiary of the Company (not held on behalf of, or as security for obligations owed by, third parties), and (iii) Dissenting Shares (as defined in the Amalgamation Agreement)) will be converted into the right to receive U.S. $2.80 in cash (without interest, subject to applicable withholding for taxes, levies, imposts or other governmental charges).

The completion of the Amalgamation is subject to various conditions, including (i) approval of the Amalgamation by the holders of at least 75% of the Company’s issued common shares voting at a duly convened general meeting of the Company’s shareholders, (ii) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) receipt of certain other required regulatory approvals, and (iv) other customary closing conditions. There is no financing contingency to the consummation of the Amalgamation.

The Amalgamation Agreement may be terminated under certain circumstances, including, subject to the terms of the Amalgamation Agreement, if the Company’s board of directors determines to accept another acquisition proposal or fails to recommend or withdraws, modifies, qualifies or amends, in any manner adverse to Parent, its recommendation that the Company shareholders vote in favor of the transactions contemplated by the Amalgamation Agreement. The Amalgamation Agreement provides that if the Amalgamation Agreement is terminated under certain circumstances, the Company will be required to pay Parent a termination fee of $6,000,000 and to reimburse Parent and its affiliates for all expenses (up to a maximum amount of $1,000,000) incurred in connection with the execution of the Amalgamation Agreement and the transactions contemplated by the Amalgamation Agreement.

The foregoing description of the Amalgamation Agreement does not purport to be complete and is qualified in its entirety by reference to the Amalgamation Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Amalgamation Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Amalgamation Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Amalgamation Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Amalgamation Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Amalgamation Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Amalgamation Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Amalgamation Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On May 30, 2008, a press release was issued announcing the execution of the Amalgamation Agreement. A copy of the press release is furnished as Exhibit 99.1.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including the press release referenced in this Item 7.01, shall not be deemed “filed” with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Additional information and where to find it

The Company will file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the Amalgamation. The proxy statement will be sent or given to the shareholders of the Company. Before making any voting or investment decision with respect to the Amalgamation, shareholders of the Company are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the Amalgamation. The proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the Securities and Exchange Commission, may be obtained free of charge at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained for free by going to the Company’s Investor Information page on the Company’s corporate website at www.quantaholdings.com or by directing such request to Quanta at 22 Church Street, Hamilton, Bermuda HM 11 - Attention Karen Barnett; Telephone: 1-441-294-6350.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed Amalgamation. Information concerning the interests of the Company’s participants in the solicitation is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission. Shareholders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in the proposed transaction by reading the proxy statement regarding the proposed transaction when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
2.1	Agreement and Plan of Amalgamation, dated as of May 29, 2008, by and among the Company, Parent and Amalgamation Sub.
2.2*	List of Exhibits to the Agreement and Plan of Amalgamation and Sections of the Company Disclosure Letter to the Agreement and Plan of Amalgamation, dated as of May 29, 2008, by the Company.
99.1	Press release dated May 30, 2008.
*

The Company Disclosure Letter and Exhibits B-D to the Agreement and Plan of Amalgamation have been omitted from Exhibits 2.1 and 2.2 pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any Exhibits to the Agreement and Plan of Amalgamation and any sections of the Company Disclosure Letter to the Securities and Exchange Commission upon request.

Signatures

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUANTA CAPITAL HOLDINGS LTD.
Date: May 30, 2008	By:	/s/ Peter D. Johnson
Name: Peter D. Johnson
Title: Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
2.1	Agreement and Plan of Amalgamation, dated as of May 29, 2008, by and among the Company, Parent and Amalgamation Sub.
2.2*	List of Exhibits to the Agreement and Plan of Amalgamation and Sections of the Company Disclosure Letter to the Agreement and Plan of Amalgamation, dated as of May 29, 2008, by the Company.
99.1	Press release dated May 30, 2008.
*

The Company Disclosure Letter and Exhibits B-D to the Agreement and Plan of Amalgamation have been omitted from Exhibits 2.1 and 2.2 pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any Exhibits to the Agreement and Plan of Amalgamation and any sections of the Company Disclosure Letter to the Securities and Exchange Commission upon request.